Exhibit 10.1
Registration Rights Agreement

IQ EQ Trust Company, U.S., LLC
3 Executive Park Drive, Suite 302
Bedford, NH 03110

February 20, 2025

IPG Photonics Corporation
377 Simarano Drive
Marlborough, MA 01752
Attention: Dr. Mark Gitin, CEO

Re:     Request for Registration of Securities for Resale

Dear Dr. Gitin:

This letter agreement (the “Agreement”) is entered into by and between IQ EQ Trust Company, U.S., LLC, as trustee of each of The Valentin Gapontsev Trust I, and The Valentin Gapontsev Trust III (collectively, the “Holder”) and IPG Photonics Corporation (the “Company”).

Holder intends to continue as a long-term shareholder of the Company. However, to address Holder’s liquidity needs, the Holder requests, and the Company agrees, that the Company prepare and file with the Securities and Exchange Commission (the “Commission”) one or more registration statements (the “Registration Statement”), including the Prospectus included in such Registration Statement (the “Prospectus”), covering the resale of all of the securities set forth on Annex A hereto (the “Registrable Securities”), for an offering to be made on a continuous basis pursuant to Rule 415 promulgated by the Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”).

The Registration Statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form). The Holder and the Company will use reasonable best efforts to cooperate in the timely preparation and filing of the Registration Statement. The Company shall use its reasonable best efforts to cause the Registration Statement filed under this Agreement to be declared effective under the Securities Act as promptly as possible after the filing thereof, including responding to any comments issued by the Commission with respect to the Registration Statement, and shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act, including filing any amendments or supplements and replacement registration statements thereto, until the earlier of (i) the date that all such Registrable Securities have ceased to be Registrable Securities or (ii) the date that is three years from the date hereof.

In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including, without limitation’ reasonable attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such Holder expressly for use therein. The Company will not name any Holder as an “underwriter” without the prior written consent of such Holder.

The Company agrees to indemnify, to the extent permitted by law, the Holder, its trustees, and agents and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information so furnished in writing to the Company by such Holder expressly for use therein.

Holder shall pay the fees and expenses incident to the preparation and filing of the Registration Statement by the Company, including the fees and expenses of Goodwin Procter LLP, as outside counsel to the Company, the Company’s independent registered public accountants, and the SEC filing fees.

By countersigning below, the Company agrees to the terms and conditions of this request and Agreement and confirms that the Company will proceed with the preparation and filing of the Registration Statement in accordance with the terms set forth herein.

Sincerely,

IQ EQ Trust Company, U.S., LLC
as Trustee of Valentin Gapontsev Trust I and Valentin Gapontsev Trust III

By: /s/ Christopher C. Martin
Christopher C. Martin
President

AGREED AND ACCEPTED:

IPG Photonics Corporation

By: /s/ Mark Gitin, Ph.D.
Mark Gitin, Ph.D.
Chief Executive Officer

Date: February 20, 2025

Annex A

Registrable Securities

Name of Record Holder	Shares of Common Stock
Valentin Gapontsev Trust I	1,890,000
Valentin Gapontsev Trust III	260,000

“Registrable Securities” means, as of any date of determination, (i) the shares set forth in the table above, and (ii) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, or (b) such Registrable Securities have been previously sold in accordance with Rule 144.